UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the

Securities Exchange Act of 1934

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PwrCor, Inc.

(Name of Registrant as Specified in its Charter)

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PwrCor, Inc.

60 East 42nd Street, Suite 4600

New York, New York  10165

Telephone:  (212) 796-4097

INFORMATION STATEMENT

February 13, 2018

To our Stockholders:

This Information Statement is first being mailed on or about February 13, 2018 to the holders of record of the common stock, par value $0.001 per share (the “Common Stock”) of PwrCor, Inc., a Delaware corporation (“we”, “us”, “our” “or the “Company”) as of the close of business on February 5, 2018 (the “Record Date”). This Information Statement relates to certain actions taken by the written consent of our stockholders holding a majority of our voting power (the “Written Consent”).

The Written Consent authorized, effective upon the 21st day following the mailing of this Information Statement to our Stockholders, the following:

To authorize our Board of Directors to amend our Certificate of Incorporation on or before January 20, 2020, to effect a reverse stock split of our common stock using at its direction a whole number ratio on the basis of issuing one (1) share of common stock in exchange for a range of 1 for 6 to 1 for 20 shares of common stock (the “Reverse Stock Split”). The 325 million authorized shares of our common stock will be reduced to 200 million, with no change in par value, and any fractional shares will be rounded up.

The Written Consent constitutes the consent of a majority of our voting power and is sufficient under the Delaware General Corporation Law (“DGCL”) and our Bylaws to approve this extension in time for the Reverse Stock Split previously approved by our Stockholders at the last annual meeting.  Accordingly, the Reverse Stock Split will not be submitted to our other stockholders for a vote.

This Information Statement is being furnished to you to provide you with material information concerning the actions taken in connection with the Written Consent in accordance with the requirements of the Securities Exchange Act of 1934 and the regulations promulgated thereunder, including Regulation 14C. This Information Statement also constitutes notice under Section 228(e) of the DGCL of the actions taken in connection with the Written Consent.

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

This information statement is first being mailed to you on or about February 13, 2018 and we anticipate the effective date of the actions to be March 6, 2018, or as soon thereafter as practicable in accordance with applicable law, including the NRS.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

-i-

The accompanying information statement is for information purposes. Please read the accompanying information statement carefully.

By Order of the Board of Directors,

Very truly yours,

PwrCor, Inc.

/s/ Wallace R. Baker

Name: Wallace R. Baker

Title:  Corporate Secretary

-ii-

PwrCor, Inc.

60 East 42nd Street, Suite 4600

New York, New York  10165

(Telephone) (212) 796-4097

INFORMATION STATEMENT

Pursuant To Section 14(c) of the Securities Exchange Act of 1934

Approximate Date of Mailing: February 13, 2018

WE ARE NOT ASKING YOU FOR A

PROXY AND YOU ARE REQUESTED NOT TO SEND A PROXY

General Information

This Information Statement has been filed with the Securities and Exchange Commission and is being furnished, pursuant to Section 14C of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to the holders (the “Stockholders”) of the common stock, par value $0.001 per share (the “Common Stock”), of PwrCor, Inc., a Delaware corporation (the “Company”, “we”, “us” or “our”) as of February 5, 2018 (the “Record Date”) to notify such stockholders of the following:

On January 19, 2018, pursuant to the Delaware General Corporation Law (the “DGCL”), we received a written consent in lieu of a meeting of Stockholders dated January 5, 2018 from our four principal stockholders, representing over 51% of the total possible votes outstanding (the “Majority Stockholders”), authorizing the following:

To authorize our Board of Directors to amend our Certificate of Incorporation on or before January 20, 2020, to effect a Reverse Stock Split of our common stock using at its direction a whole number ratio on the basis of issuing one (1) share of common stock in exchange for a range of 1 for 6 to 1 for 20 shares of common stock (the “Reverse Stock Split”). The 325 million authorized shares of our common stock will be reduced to 200 million, with no change in par value, and any fractional shares will be rounded up.

On January 5, 2018, the Board of Directors of the Company unanimously approved extending the authorization for the Reverse Stock Split, subject to Stockholder approval.  According to the DGCL, a majority of the outstanding shares of voting capital stock entitled to vote on the matter is required in order to authorize the Reverse Stock Split. The majority stockholders approved the Reverse Stock Split by Written Consent in lieu of a meeting as of January 19, 2018 in accordance with the DGCL. Accordingly, your consent is not required and is not being solicited in connection with the approval of the Reverse Stock Split.

INFORMATION ON CONSENTING STOCKHOLDERS

Pursuant to our DGCL, a vote by the holders of at least a majority of the voting power of our outstanding capital stock is required to effect the actions described herein. As of the Record Date, we had 207,662,722 shares of common stock outstanding. The holders of Common Stock are each entitled to one (1) vote for each share held of record on all matters to be voted on by stockholders and do not have cumulative voting rights.  To take all actions, a majority vote of the shares of Common Stock outstanding is necessary.  Therefore, of the total potential 207,662,722 votes as of the Record Date, more than 50%, or 103,831,362, is required to pass any stockholder resolution.  The consenting majority stockholders of the Company are the owners of 124,692,393 shares of common stock representing a total of 60.0% of the total voting power as of the Record Date.

 The consenting stockholders consisted of Semper Fi Energy Holdings LLC (33,900,231 shares), an entity of which Thomas Telegades, Chief Executive Officer, is a control person; Mosalu Family Trust (32,309,353 shares), an entity of which Peter Fazio, Chief Operating Officer, is a control person; Gramercy Ventures LLC (29,026,269 shares), an entity of which James Valentino, Chairman of the Board, is the manager; and Wentworth Dukeshire Trust (29,456,540 shares), an entity of which Wallace Baker, Chief Administrative Officer, disclaims beneficial ownership. The consenting majority stockholders voted their 124,692,393 shares in favor of the actions described herein in a written consent dated January 5, 2018.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

The following table sets forth certain information concerning the ownership of our common stock as of December 31, 2017, with respect to: (i) each person known to us to be the beneficial owner of more than five percent of each class of stock; (ii) all of our directors and executive officers; and (iii) all of our directors and executive officers as a group. The notes accompanying the information in the table are necessary for a complete understanding of the information provided below. As of December 31, 2017, there were 207,662,722 shares of common stock outstanding.

We believe that all persons named in the table have sole voting and investment power with respect to all shares shown as being owned by them, except as otherwise provided in the footnotes to the below table.

Under federal securities laws, a person or group of persons is: (a) deemed to have “beneficial ownership” of any shares as of a given date which such person has the right to acquire within 60 days after such date and (b) assumed to have sold all shares registered hereby in this offering. For purposes of computing the percentage of outstanding shares held by each person or group of persons named above on a given date, any security which such person or persons has the right to acquire within 60 days after such date is deemed to be outstanding for the purpose of computing the percentage ownership of such person or persons, but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person. This assumes that options, warrants or convertible securities that are held by such person or group of persons and which are exercisable within 60 days of the date of this report, have been exercised or converted.

NAME AND ADDRESS (1) OF BENEFICIAL OWNER	AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP		PERCENT OF CLASS (2)
Thomas Telegades	33,900,231	(3)	16.3%
Peter Fazio	32,309,353	(4)	15.6%
James Valentino	29,526,269	(5)	14.2%
Wallace Baker	30,314,830	(6)	14.6%
Monirul Hoque	1,125,000		0.5%
All Directors and Officers as a group	127,175,683		61.2%

Stanley and Laurie Altschuler, Joint Owners	10,583,404	(7)	5.1%
Max Khan	18,355,000	(8)	8.8%

(1)

Except as otherwise set forth below, the address of each of the persons listed below is c/o PwrCor, Inc., 60 E. 42nd Street, Suite 4600, New York, New York 10165.

(2)

Based on 207,662,722 shares of Common Stock as of December 31, 2017.

(3)

These shares are owned by Semper Fi Energy Holdings, LLC of which Mr. Telegades is a control person.  This number does not include 8,757,827 shares owned by Cornerstone Program Advisors Ltd, an entity owned by Mr. Telegades’ wife.

(4)

Consists entirely of Common Stock held by Mosalu Family Trust of which Mr. Fazio is a control person.  Mr. Fazio may be deemed to be the beneficial owner of the Common Stock held by the Mosalu Family Trust.

(5)

Includes 29,026,269 shares of Common Stock held by Gramercy Ventures, LLC, of which Mr. Valentino is the manager. Mr. Valentino disclaims beneficial interest of the shares owned by Gramercy Ventures LLC. This number also includes 500,000 shares of Common Stock held in an IRA owned by Mr. Valentino.

(6)

Includes 29,456,540 shares of Common Stock held by Wentworth Dukeshire Trust.  Mr. Baker disclaims beneficial ownership of such shares, as he does not control the power to vote or dispose of these shares. The trust is controlled by independent trustees.  This number also includes 858,290 shares of Common Stock owned by Mr. Baker.

(7)

The address of Stanley and Laurie Altschuler is 575 Lexington Avenue, 4th Floor, New York, New York 10022.

(8)

Includes 160,000 shares of Common Stock of which Mr. Khan is legal Custodian and of which Mr. Khan may be deemed to be the beneficial owner.  Mr. Khan was the Chief Executive Officer of the Company until May 15, 2013 and was on the board of directors of the Company until June 26, 2014. The address of Mr. Khan is 732 Pembroke Way, Ridgefield, NJ 07657.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS AND DIRECTOR INDEPENDENCE

Since January 1, 2016, there has not been any transaction or series of similar transactions to which we were or are a party in which the amount involved exceeded or exceeds the lesser of $120,000 or one percent of the average of our total assets at the applicable year-end and in which any of our directors or executive officers, any holder of more than 5% of any class of our voting securities or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest, other than the compensation arrangements described in “Executive Compensation” and the transactions set forth below.

In connection with the Merger by and among the Company, Cornerstone, and Sustainable, which was completed May 15, 2013, the Company entered into a voluntary share exchange transaction (the “Exchange”) whereby the Company acquired all of the issued and outstanding membership units of Cornerstone and the issued and outstanding shares of Sustainable in exchange for the issuance to the members of Cornerstone and issuance to the shareholders of Sustainable a total of approximately 176,400,000 shares of Common Stock of the Company (the “Consideration Shares”).  Prior to the Merger, the Company had approximately 19,600,000 shares of common stock issued and outstanding.  All of the Common Stock owned by directors Thomas Telegades, Peter Fazio, James Valentino, and Wallace Baker, or by trusts or limited liability companies at their designation, as of December 31, 2016 consists of Consideration Shares that they received in connection with the Merger.

See “Executive Compensation - Consulting Agreements” below for information regarding the compensation agreements with the various officers and directors of the Company. For 2016, all of the Company’s officers waived any compensation owed to them under such agreements. No amounts were paid to these officers nor did any amounts accrue.

In 2016, the Company incurred $73,530 in charges to Cornerstone Program Advisors Ltd for various consulting services.  Cornerstone Program Advisors Ltd provided such services to the Company in 2013 after the Merger and did so to Cornerstone prior to the Merger, when it was also a member of Cornerstone.  As noted above, Cornerstone Program Advisors Ltd is wholly-owned by Thomas Telegades’ wife.  Mr. Telegades is the Chief Executive Officer of the Company.

Director Independence

Because our common stock is not currently listed on a national securities exchange, we have used the definition of “independence” of The NASDAQ Stock Market to make this determination. NASDAQ Listing Rule 5605(a)(2) provides that an “independent director” is a person other than an officer or employee of the Company or any other individual having a relationship which, in the opinion of the Company’s board of directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. The NASDAQ listing rules provide that a director cannot be considered independent if:

•

the director is, or at any time during the past three years was, an employee of the company;

•

the director or a family member of the director accepted any compensation from the company in excess of $120,000 during any period of 12 consecutive months within the three years preceding the independence determination (subject to certain exclusions, including, among other things, compensation for board or board committee service);

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a family member of the director is, or at any time during the past three years was, an executive officer of the company;

•

the director or a family member of the director is a partner in, controlling stockholder of, or an executive officer of an entity to which the company made, or from which the company received, payments in the current or any of the past three fiscal years that exceed 5% of the recipient’s consolidated gross revenue for that year or $200,000, whichever is greater (subject to certain exclusions);

•

the director or a family member of the director is employed as an executive officer of an entity where, at any time during the past three years, any of the executive officers of the company served on the compensation committee of such other entity; or the director or a family member of the director is a current partner of the company’s outside auditor, or at any time during the past three years was a partner or employee of the company’s outside auditor, and who worked on the company’s audit.

Monirul Hoque was elected an independent director of the Company at our January 20, 2017, Annual Meeting of Shareholders.  We do not have an audit committee, compensation committee or nominating committee.

DIRECTORS, OFFICERS AND CORPORATE GOVERNANCE.

Our current directors and officers are listed below. Each of our directors will serve for one year or until their respective successors are elected and qualified. Our officers serve at the pleasure of the Board.

Name	Age	Present Principal Employment

Thomas Telegades	62	Director, CEO and Interim CFO
James Valentino	75	Chairman of the Board of Directors
Peter Fazio	65	Director and COO
Wallace Baker	70	Director, Secretary and Chief Administrative Officer
Monirul Hoque	46	Director

Set forth below is biographical information for each officer and director.

THOMAS TELEGADES was appointed a director and Chief Executive Officer of the Company on May 15, 2013.  Since September 2006, Thomas has served as the managing member of Cornerstone Program Advisors LLC, an energy infrastructure project management company focused on healthcare and higher learning institutions, which became a subsidiary of the Company as a result of the Merger.  Mr. Telegades has an MBA from Fairleigh Dickinson University and has a BAS from Florida Atlantic University.

PETER FAZIO was appointed a director and Chief Operating Officer of the Company on May 15, 2013.  Since June 2008, Peter has served as Chief Executive Officer of Sustainable Energy Industries Inc., and its predecessor Sustainable Energy Industries, LLC an alternative energy business, with emphasis on “green” engine technology, which became a subsidiary of the Company as a result of the Merger.  From February 2009 until February 2011, Mr. Fazio was Vice President of New Construction for Schlesinger/Siemens.  He has more than twenty-five years of experience in sales, management, employee relations, cost control and project management, and will continue in these roles with the Company.

JAMES VALENTINO spent most of his career as an executive in the financial services industry, with experience in marketing, interactive commerce, creative business strategy development and information technology.  More recently, he had over a decade of involvement with growing new businesses.  Mr. Valentino is a patented inventor and was a founder, early backer, influencer, and/or director or board chairman of a number of emerging private companies, notably JibJab.  Mr. Valentino served as Chairman of the Board of MetLife Trust Company, and co-founded and served as Chairman of the Board for eComForum, a Washington, D.C. based e-commerce advocacy group. Mr. Valentino is a graduate of City University-Brooklyn College with a BS degree in Economics and Math, and has completed extensive graduate work at Baruch Business College in Information Technology and Computer Methodology. He is a graduate of the M.I.T. Sloan School Senior Executive Program, where he served on the Board of Governors. He is also a member of the New York Academy of Sciences.  He has been Chairman of the Board of the Company since May 2013.

WALLACE BAKER has served in the capacity of Chief Administrative Officer and director since May 2013.  He spent most of his career in the financial services industry as a financial analyst and an executive focused largely on corporate finance, financial modeling, controls and performance measurement, as well as corporate planning and strategy.  Mr. Baker was a founder of MetLife Trust Company and served on its Board of Directors, and subsequently became involved as a founder, early backer and/or principal in a number of emerging private companies. Mr. Baker has an undergraduate degree in Economics from Brown University, and an MBA in Finance from New York University.  He was elected corporate Secretary in December 2013.

MONIRUL HOQUE was elected to the Board in January 2017.  He has over 20 years of experience with global financial services firms including GE Capital, JP Morgan and Bank of America.  Mr. Hoque has been employed by Alliance Global Finance since November 2012, as a Special Situations and Growth Capital Private Equity Investor.  Earlier, he was employed by Sawmill Capital Partners as an Emerging Markets Financial Advisor, by Al Rayan Investments in Doha, Qatar, as Managing Director of the group focused on emerging markets, and by Bank of America Securities where he ran the Principal Financial Real Estate and Infrastructure Strategies Group.  He has worked in investment and corporate banking, private equity, real estate, and asset management, and has extensive experience in investing debt and equity products and their derivatives.  Mr. Hoque earned a master’s degree with honors in Finance from Columbia University. Through a combined degree program, he received a BS in Electrical Engineering from Columbia University and a BA in Physics from Bard College; both degrees were earned with honors.

Involvement in Certain Legal Proceedings

To the best of our knowledge, none of our directors or executive officers has, during the past ten years:

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been convicted in a criminal proceeding or been subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

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had any bankruptcy petition filed by or against the business or property of the person, or of any partnership, corporation or business association of which he was a general partner or executive officer, either at the time of the bankruptcy filing or within two years prior to that time;

•

been subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction or federal or state authority, permanently or temporarily enjoining, barring, suspending or otherwise limiting, his involvement in any type of business, securities, futures, commodities, investment, banking, savings and loan, or insurance activities, or to be associated with persons engaged in any such activity;

•

been found by a court of competent jurisdiction in a civil action or by the Securities and Exchange Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated;

•

been the subject of, or a party to, any federal or state judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated (not including any settlement of a civil proceeding among private litigants), relating to an alleged violation of any federal or state securities or commodities law or regulation, any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order, or any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

•

been the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Except as set forth in our discussion below in “Certain Relationships and Related Transactions and Director Independence,” none of our directors or executive officers has been involved in any transactions with us or any of our directors, executive officers, affiliates or associates which are required to be disclosed pursuant to the rules and regulations of the Commission.

Term of Office

Our directors are appointed for a one-year term to hold office until the next annual general meeting of our shareholders or until removed from office in accordance with our bylaws. Our officers are appointed by our board of directors and hold office until removed by the Board.

Code of Ethics

As of December 31, 2017, the Company has not adopted a Code of Ethics.

Corporate Governance

The business and affairs of the Company are managed under the direction of our Board.  The Board has conducted meetings as needed since the Closing of the Merger.  Each of our directors has attended all meetings either in person or via telephone conference.

Board Leadership Structure and Role in Risk Oversight

Our board of directors is primarily responsible for overseeing our risk management processes. The board of directors receives and reviews periodic reports from management, auditors, legal counsel, and others, as considered appropriate regarding the Company’s assessment of risks. The board of directors focuses on the most significant risks facing the Company and the Company’s general risk management strategy, and also ensures that risks undertaken by the Company are consistent with the board’s appetite for risk. While the board oversees our company’s risk management, management is responsible for day-to-day risk management processes. We believe this division of responsibilities is the most effective approach for addressing the risks facing our company and that our board leadership structure supports this approach.

The Company does not have an audit committee, compensation committee or nominating committee.  The board of directors is responsible for all aspects of governance of the Company, including functions that would be delegated to such committees.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Company’s directors, executive officers and persons who own more than ten percent of the Company’s outstanding Common Stock to file with the SEC and the Company reports on Form 4 and Form 5 reflecting transactions affecting beneficial ownership. Based solely on a review of the copies of the reports furnished to us, or written representations that no reports were required to be filed, we believe that during the fiscal year ended December 31, 2016 all Section 16(a) filing requirements applicable to our directors, officers, and greater than 10% beneficial owners were complied with.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth compensation awarded to, earned by or paid to our Chief Executive Officer and the four other most highly compensated executive officers for the years ended December 31, 2016 and 2015 (collectively, the “Named Executive Officers”).

SUMMARY COMPENSATION TABLE

Name and principal		Salary	Bonus	Stock Awards	Option awards	Non-equity incentive plan compensation	Change in pension value and non-qualified deferred compensation	All Other Compensation	Total
position	Year	($)	($)	($)	($)	($)	($)	($)	($)

Thomas Telegades, Chief Executive Officer, Interim Chief Financial Officer	2016 2015	-0- -0-	-0- -0-	-0- -0-	-0- -0-	-0- -0-	-0- -0-	[note 1] -0-	-0- -0-

Peter Fazio, Chief Operating Officer	2016 2015	-0- -0-	-0- -0-	-0- -0-	-0- -0-	-0- -0-	-0- -0-	[note 1] -0-	-0- -0-

James Valentino, Chairman of the Board	2016 2015	-0- -0-	-0- -0-	-0- -0-	-0- -0-	-0- -0-	-0- -0-	[note 1] -0-	-0- -0-

Wallace Baker, Corporate Secretary and Chief Administrative Officer	2016 2015	-0- -0-	-0- -0-	-0- -0-	-0- -0-	-0- -0-	-0- -0-	[note 1] -0-	-0- -0-

[1]

Each of Messrs. Telegades, Fazio, Valentino, and Baker were owed compensation under their respective consulting agreements with the Company as discussed on the next page.  For 2016 and 2015, all of the Company’s officers waived any compensation owed to them under such agreements.  No amounts were paid to these officers nor did any amounts accrue.

Outstanding Equity Awards at Year-End

None.

Option Exercises and Stock Vested

No executive officer identified in the Summary Compensation Table above received or exercised any option in fiscal year 2016.

Benefit Plans

In 2013, the Board adopted and received consent of majority of shareholders for the Company’s 2013 Equity Incentive Award Plan (the “2013 Plan”) and the reservation of an aggregate of 3,000,000 shares of the Company’s common stock for issuance pursuant to the 2013 Plan. The 2013 Plan, approved by our stockholders, replaces the Company’s last stock option plan, which was adopted in April 2004, and will be used to help attract, retain and motivate employees, consultants and directors.

The affirmative vote of the Majority Shareholders was required for the approval of the 2013 Plan.

The 2013 Plan is available to employees and consultants of the Company and its subsidiaries and members of the Board, or as applicable, members of the board of directors.  The Board believes that the 2013 Plan will promote the success and enhance the value of the Company by continuing to link the personal interests of participants to those of the Company and its stockholders and by providing participants with an incentive for outstanding performance to generate superior returns to our stockholders. The Board further believes that the 2013 Plan will provide flexibility to the Company in its ability to motivate, attract and retain the services of employees, consultants and Directors upon whose judgment, interest and special effort the successful operation of the Company is largely dependent.

The 2013 Plan provides for the grant of stock options (both incentive stock options and nonqualified stock options), restricted stock, stock appreciation rights, performance shares, performance stock units, dividend equivalents, stock payments, deferred stock, restricted stock units and performance-based awards to eligible participants.

There were no grants of plan-based awards to named executive officers for the year ended December 31, 2016.

Non-qualified Deferred Compensation

The Company does not have any defined contribution or other plan which provides for the deferral of compensation on a basis that is not tax-qualified.

Consulting Agreements

The Company entered into an agreement in 2013 and renewed in 2016 with Thomas Telegades, Chief Executive Officer, Interim Chief Financial Officer, and Director of the Company, under which Mr. Telegades shall serve on a full-time basis as Chief Executive Officer for a three year term beginning on May 15, 2016. The agreement specifies that Mr. Telegades shall be paid annual compensation of up to $150,000 for his services. The agreement includes non-competition and non-solicitation provisions which expire the later of three years from May 15, 2016, or one year following his termination or voluntary resignation.

The Company entered into an agreement in 2013 and renewed in 2016 with Peter Fazio, the Chief Operating Officer and Director of the Company, under which Mr. Fazio shall serve on a full-time basis as Chief Operating Officer of the Company for a three year term beginning on May 15, 2016. The agreement specifies that Mr. Fazio shall be paid annual compensation of up to $150,000 for his services.  The agreement includes non-competition and non-solicitation provisions which expire the later of three years from May 15, 2016, or one year following his termination or voluntary resignation.

The Company entered into an agreement with Gramercy Ventures LLC (“Gramercy”), under which the manager of Gramercy, James Valentino, who is also one of the directors of the Company, serves on a full-time basis as consultant to and non-executive Chairman of the Board of the Company for a three year term beginning on July 1, 2014. The agreement specifies that Gramercy shall be paid an annual compensation of up to $150,000 for such services. This agreement includes non-competition and non-solicitation provisions which expire the later of three years from July 1, 2014, or one year following his termination or voluntary resignation.

The Company entered into an agreement with Wallace Baker, a director of the Company, under which Mr. Baker serves on a full-time basis as Chief Administrative Officer and Secretary of the Company for a three year term beginning on July 1, 2014. The agreement specifies that Mr. Baker shall be paid annual compensation of up to $150,000 for his services. This agreement includes non-competition and non-solicitation provisions which expire the later of three years from July 1, 2014, or one year following his termination or voluntary resignation.

For 2016 and 2015, no amounts were paid to these officers nor did any amounts accrue.

All of our officers and/or directors will continue to be active in other companies. All officers and directors have retained the right to conduct their own independent business interests.

Potential Payments upon Termination or Change-in-Control

None.

Director Compensation Arrangements

Our directors do not receive compensation of any form for serving in this capacity, including for their attendance at meetings of the Board.

NOTICE TO STOCKHOLDERS OF ACTIONS APPROVED BY CONSENTING STOCKHOLDERS

The entire cost of furnishing this Information Statement will be borne by the Company. The Company will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of the Common Stock held of record by them and will reimburse such persons for their reasonable charges and expenses in connection therewith. The Board of Directors has fixed the close of business on February 5, 2018 as the Record Date for the determination of Stockholders who are entitled to receive this Information Statement.

You are being provided with this Information Statement pursuant to Section 14C of the Exchange Act and Regulation 14C and Schedule 14C thereunder, and, in accordance therewith, the Transactions will not become effective until at least 21 calendar days after the mailing of this Information Statement.

This Information Statement is being mailed on or about February 13, 2018 to all Stockholders of record as of the Record Date.

NO VOTE OR OTHER CONSENT OF OUR STOCKHOLDERS IS SOLICITED IN CONNECTION WITH THIS INFORMATION STATEMENT. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

Statements in this document contain forward-looking statements within the meaning of the “safe harbor” provisions of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.  In some cases, forward-looking statements can be identified by words such as “believe,” “expect,”  “anticipate,”  “plan,” “potential,” “continue” or similar expressions.  Forward-looking statements also include the assumptions underlying or relating to any of the foregoing statements.  Such forward-looking statements are based upon current expectations and beliefs and are subject to a number of factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements.  The forward-looking statements contained in this document include statements about future financial and operating results and the proposed transaction. These statements are not guarantees of future performance, involve certain risks, uncertainties and assumptions that are difficult to predict, and are based upon assumptions as to future events that may not prove accurate. Therefore, actual outcomes and results may differ materially from what is expressed herein.  For example, if the Company does not receive required shareholder or governmental approvals or fails to satisfy other conditions to closing, the transaction will not be consummated.  In any forward-looking statement in which the Company expresses an expectation or belief as to future results, such expectation or belief is expressed in good faith and believed to have a reasonable basis, but there can be no assurance that the statement or expectation or belief will result or be achieved or accomplished. The following factors, among others, could cause actual results to differ materially from those described in the forward-looking statements: the risk that the Company may not succeed; costs related to the proposed merger; failure of the Company’s shareholders to approve the proposed merger; and other economic, business, competitive and/or regulatory factors affecting the Company. All forward-looking statements included herein are based on information available to the Company on the date hereof. The Company undertakes no obligation (and expressly disclaims any such obligation) to update forward-looking statements made herein to reflect events or circumstances after the date hereof or to update reasons why actual results could differ from those anticipated in such forward-looking statements.

MARKET FOR REGISTRANT’S COMMON EQUITY, RELATED SHAREHOLDER MATTERS AND ISSUER PURCHASES OF EQUITY SECURITIES

The Company’s common stock, par value $0.001 per share, trades on the OTC Markets under the symbol “PWCO.” The Company changed its symbol from “CSEI” to “PWCO” on March 29, 2017 as a result of the Company’s name change.  The Company’s common stock had been quoted on the OTC Markets under the symbol “RCVA” since October 2004.

The last reported price as of January 26, 2018 was $0.15 per share.

The following table sets forth the high and low sales prices for our common stock for the periods indicated as reported by OTC Markets:

Fiscal Year 2015	High	Low
First Quarter	$0.06	$0.023
Second Quarter	0.085	0.031
Third Quarter	0.085	0.03
Fourth Quarter	0.06	0.025

Fiscal Year 2016	High	Low
First Quarter	$0.065	$0.019
Second Quarter	0.04	0.018
Third Quarter	0.0289	0.0103
Fourth Quarter	0.0802	0.01

Fiscal Year 2017	High	Low
First Quarter	$0.45	$0.065
Second Quarter	0.105	0.055
Third Quarter	0.18	0.095
Fourth Quarter	0.51	0.16

Holders

As of December 31, 2017, there were 262 holders of record of our common stock. The number of record holders was determined from the records of our transfer agent and may not include beneficial owners of common stock whose shares are held in the names of various security brokers, dealers, and registered clearing agencies.

Dividends

The Company has never declared or paid any cash dividends on its common stock, and does not anticipate paying any cash dividends to stockholders in the foreseeable future. In addition, any future determination to pay cash dividends will be at the discretion of the Board of Directors and will be dependent upon the financial condition, results of operations, capital requirements, and such other factors as the Board of Directors deem relevant.

Equity Compensation Plans

The following table contains information about the Company’s common stock that may be issued under its equity compensation plans as of December 31, 2016. See “Executive Compensation-Benefit Plans” for a description of these stock option and incentive plans.

Plan Category	Number of securities to be issued upon exercise of outstanding options (a)	Weighted average exercise price of outstanding options (b)		Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a) (c)
Equity compensation plans approved by security holders(1)	0	$	N/A	17,100,000
Equity compensation plans not approved by security holders	-		-	-
Total	0		$-	17,100,000

(1) Our 2013 Equity Incentive Award Plan was adopted by our stockholders on or about July 12, 2013.

WHERE YOU CAN FIND MORE INFORMATION

We file annual, quarterly and special reports, information statements and other information with the SEC. You may read and copy any reports, statements or information that we file with the SEC at the SEC’s public reference rooms in Washington, D.C., New York, New York and Chicago, Illinois. The public reference room in Washington, D.C. is located at 100 F Street, N.W., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the public reference rooms. Our SEC filings are also available to the public from commercial document retrieval services and at the Internet web site maintained by the SEC at http://www.sec.gov.

If you are a Company stockholder, you may obtain, without charge, a copy of the Annual Report on Form 10-K for the year ended December 31, 2016, and the most recent Quarterly Report on Form 10-Q of the Company, including the financial statements required to be filed in such reports with the SEC pursuant to the Securities Exchange Act of 1934, as amended.

RISK FACTORS

YOU SHOULD CAREFULLY CONSIDER THE FOLLOWING FACTORS, IN ADDITION TO THE OTHER INFORMATION INCLUDED ELSEWHERE IN THIS INFORMATION STATEMENT AND THE DOCUMENTS THAT THE COMPANY HAS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

Investing in our common stock involves a high degree of risk. Any of the following risks, along with those mentioned in our December 31, 2016 Form 10-K and our September 30, 2017 Form 10-Q, could materially adversely affect our business, operating results and financial condition could result in a complete loss of your investment.

In addition to the other information in this Information Statement, the following risk factors should be considered carefully in evaluating the Company and its business. This disclosure is for the purpose of qualifying for the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. It contains factors that could cause results to differ materially from such forward-looking statements. These factors are in addition to any other cautionary statements, written or oral, which may be made or referred to in connection with any such forward-looking statement.

The following matters, among other things, may have a material adverse effect on the business, financial condition, liquidity, or results of operations of the Company. Reference to these factors in the context of a forward-looking statement or statements shall be deemed to be a statement that any one or more of the following factors may cause actual results to differ materially from those in such forward-looking statement or statements. Before you invest in our common stock, you should be aware of various risks, including those described below. Investing in our common stock involves a high degree of risk. You should carefully consider these risk factors, together with all of the other information included in this information statement, before you decide whether to purchase shares of our common stock. Our business and results of operations could be seriously harmed by any of the following risks. The trading price of our common stock could decline due to any of these risks, and you may lose part or all of your investment.

Risks Related to the Company

Our Common Stock is quoted on the OTC Markets, which may limit the liquidity and price of our Common Stock more than if our Common Stock were quoted or listed on the Nasdaq Stock Market or another national securities exchange.

Our securities are currently quoted on the OTC Markets, Inc., an inter-dealer automated quotation system for equity securities. Quotation of our securities on the Bulletin Board may limit the liquidity and price of our securities more than if our securities were quoted or listed on the Nasdaq Stock Market or another national securities exchange. As an OTC quoted company, we do not attract the extensive analyst coverage that accompanies companies listed on exchanges. Further, institutional and other investors may have investment guidelines that restrict or prohibit investing in securities traded on the Bulletin Board. These factors may have an adverse impact on the trading and price of our Common Stock.

The trading price of our common stock may decrease due to factors beyond our control.

Our stock is currently quoted on the OTC Markets.  The stock market from time to time has experienced extreme price and volume fluctuations, which have particularly affected the market prices for emerging growth companies and which often have been unrelated to the operating performance of the companies. These broad market fluctuations may adversely affect the market price of our common stock. If our shareholders sell substantial amounts of their common stock in the public market, the price of our common stock could fall. These sales also might make it more difficult for us to sell equity, or equity-related securities, in the future at a price we deem appropriate.

The application of the “penny stock” rules could adversely affect the market price of our common shares and increase your transaction costs to sell those shares.

The Securities and Exchange Commission (the “SEC”) has adopted rule 3a51-1 which establishes the definition of a “penny stock,” for the purposes relevant to us, as any equity security that has a market price of less than $5.00 per share or with an exercise price of less than $5.00 per share, subject to certain exceptions.

We depend highly on our current management, the loss of any of whom may adversely impact our ability to continue the business.

We currently rely heavily on the expertise, experience and continued services of our current management. While we have consulting agreements with members of our management, there can be no assurance that we will be able to retain them or, should any of them choose to leave us for any reason, that we will be able to attract and retain a replacement or additional key executives.

We do not pay dividends on our Common Stock.

We have not paid any dividends on our common stock and do not anticipate paying dividends in the foreseeable future. We plan to retain earnings, if any, to finance the development and expansion of our business.

Failure To Achieve And Maintain Effective Internal Controls In Accordance With Section 404 Of The Sarbanes-Oxley Act Of 2002 Could Have A Material Adverse Effect On Our Business And Stock Price.

Section 404 of the Sarbanes-Oxley Act of 2002 (“the Sarbanes-Oxley Act”) requires that we establish and maintain an adequate internal control structure and procedures for financial reporting and include a report of management on our internal control over financial reporting in our annual report on Form 10-K. That report must contain an assessment by management of the effectiveness of our internal control over financial reporting and must include disclosure of any material weaknesses in internal control over financial reporting that we have identified.

Rule 144 Related Risk.

Pursuant to Rule 144, a person who has beneficially owned restricted shares of our common stock for at least six months would be entitled to sell their securities provided that: (i) such person is not deemed to have been one of our affiliates at the time of, or at any time during the three months preceding a sale, (ii) we are subject to the Exchange Act periodic reporting requirements for at least 90 days before the sale and (iii) if the sale occurs prior to satisfaction of a one-year holding period, we provide current information at the time of sale.

Persons who have beneficially owned restricted shares of our common stock for at least six months but who are our affiliates at the time of, or at any time during the three months preceding a sale, would be subject to additional restrictions, by which such person would be entitled to sell within any three-month period only a number of securities that does not exceed the greater of either of the following:

•

1% of the total number of securities of the same class then outstanding; or

•

the average weekly trading volume of such securities during the four calendar weeks preceding the filing of a notice on Form 144 with respect to the sale;

provided, in each case, that we are subject to the Exchange Act periodic reporting requirements for at least three months before the sale. Such sales by affiliates must also comply with the manner of sale, current public information and notice provisions of Rule 144.

AUTHORIZATION OF THE BOARD OF DIRECTORS TO EFFECT A REVERSE STOCK SPLIT

The following is a summary of the principal terms of the Reverse Stock Split.  This summary does not contain all information that may be important to you.  We encourage you to read carefully this information statement, including the exhibits and the documents we have incorporated by reference into this information statement, in their entirety.

As of January 19, 2018, the Majority Stockholders representing over 60% of the issued and outstanding voting securities approved a resolution to extend its prior resolution for two years to authorize our Board of Directors (the “Board”) to amend our Certificate of Incorporation on or before January 20, 2020 to effect a Reverse Stock Split using at its direction a whole number ratio on the basis of issuing one (1) share of common stock in exchange for a range of 1 for 6 to 1 for 20 shares of common stock.

The exact ratio to be chosen by the Board will be determined as to what is in the best interests of the Company, as the Board expects that it will increase the share price of our Common Stock.  The Board believes that if we are successful in maintaining a higher price per share of our Common Stock, we will be able to generate greater interest among investors and institutions.  If we are successful in generating such interest, we anticipate that our Common Stock would have greater liquidity and a stronger investor base.

The Reverse Stock Split would reduce the number of shares of Common Stock issued and outstanding from approximately 207,662,722 shares as of January 24, 2018, to approximately 10,381,136 shares based on the maximum 1-for-20 Reverse Stock Split shares, or to approximately 34,610,454 shares based on the minimum 1-for-6 Revise Stock Split Shares.  By reducing the number of issued and outstanding shares of Common Stock, with a less than proportionate decrease in the number of authorized shares, more shares of Common Stock will be available for issuance as a result of the Reverse Stock Split. The Board believes that the availability of more shares of Common Stock for issuance will allow the Company greater flexibility in pursuing financing from investors and issuing shares of Common Stock in exchange for such financing, meeting business needs as they arise, taking advantage of favorable opportunities, and responding to a changing corporate environment.  At the same time as the Reverse Stock Split, the number of authorized shares of our Common Stock will be reduced from 325 million to 200 million, with no change to the par value.

The following table reflects the number of shares of common stock that would be outstanding as a result of the proposed Reverse Stock Split, and the approximate percentage reduction in the number of outstanding shares, based on 207,662,722 shares of common stock outstanding as of the record date (and excluding the effects of the issuances of the shares of stock described above), as well as the number of shares of common stock that would be available for issuance after each proposed Reverse Stock Split:

Proposed Reverse Stock Split Ratio	Shares Of Common Stock Outstanding	Percentage Reductions	Shares Of Common Stock Available for Issuance	Shares of Authorized Common Stock
Current	207,662,722	N/A	117,337,278	325,000,000
1 for 6	34,610,454	83.33%	165,389,546	200,000,000
1 for 20	10,381,136	95.0%	189,618,864	200,000,000

The Board of Directors will cause an amendment to the Company’s Certificate of Incorporation to be filed with the Secretary of State of the State of Delaware and effect the Reverse Stock Split only if the Board of Directors determines thereafter that the Reverse Stock Split would be in the best interests of the Company and its stockholders at the time. The Board of Directors may determine in its discretion a whole-number ratio in the range of 1 for 6 to 1 for 20 at which to effect the Reverse Stock Split. The Board of Directors also may determine in its discretion not to effect any Reverse Stock Split and not to file the corresponding amendment to the Company’s Certificate of Incorporation. No further action on the part of stockholders will be required to either effect or abandon the Reverse Stock Split.

Purpose of the Reverse Stock Split

The Board of Directors believes that it is in the best interests of the Company and its stockholders to seek the requisite approvals to reduce the number of issued and outstanding shares of Common Stock through a Reverse Stock Split.  Immediately following the completion of a Reverse Stock Split, the number of shares of Common Stock issued and outstanding would be reduced proportionately based on the Reverse Stock Split ratio determined by the Board of Directors, which must be within the range approved by the Company’s Majority Stockholders.

The Board of Directors believes that effecting a Reverse Stock Split is likely to increase the market price for the Common Stock, as fewer shares will be outstanding. The Board of Directors believes that approval of several options for the ratio of the Reverse Stock Split provides it with flexibility to achieve the purposes of the Reverse Stock Split.

The Company currently does not have any plans, arrangements or understandings, written or oral, to issue any of the authorized but unissued shares of Common Stock that would become available as a result of the Reverse Stock Split.

Board Discretion to Effect the Reverse Stock Split

No further action on the part of stockholders will be required to either effect or abandon the Reverse Stock Split. If the Board of Directors determines to effect the Reverse Stock Split, the Company would communicate to the public, prior to the effective time of the Reverse Stock Split, additional details regarding the Reverse Stock Split (including the final Reverse Stock Split ratio, as determined by the Board of Directors). The Board of Directors reserves the right to elect not to proceed with the Reverse Stock Split if it determines, in its discretion, that the Reverse Stock Split is not in the best interests of the Company and its stockholders.

Certain Risks Associated with the Reverse Stock Split

There can be no assurance that following the Reverse Stock Split the market price of the Common Stock will increase in proportion to the reduction in the number of shares of Common Stock issued and outstanding before the proposed Reverse Stock Split. Other factors, such as the Company’s financial results, market conditions, and the market perception of the Company’s business may adversely affect the market price of the Common Stock. As a result, there can be no assurance that the Reverse Stock Split, if completed, will result in the intended benefits, including as described herein, that the market price of the Common Stock will increase following the Reverse Stock Split or that the market price of the Common Stock will not decrease in the future. Additionally, we cannot assure you that the market price per share of the Common Stock after a Reverse Stock Split will increase in proportion to the reduction in the number of shares of the Common Stock outstanding before the Reverse Stock Split. Accordingly, the total market capitalization of the Company, based on the outstanding shares of Common Stock after the Reverse Stock Split, may be lower than the total market capitalization before the Reverse Stock Split.  Moreover, the number of authorized shares of Common Stock will not be proportionately reduced by the Reverse Stock Split.  This will allow for more shares to be available for issuance. Accordingly, the Reverse Stock Split will have the effect of increasing the authorized, but unissued shares of Common Stock as a percentage of total authorized shares.  Following the Reverse Stock Split, if effected, the Board of Directors will have the authority, subject to applicable securities laws, to issue all authorized and unissued shares without further stockholder approval, upon such terms and conditions as the Board of Directors deems appropriate.

Impact of the Proposed Reverse Stock Split If Effected

The Reverse Stock Split would affect all of the Company’s stockholders uniformly and would not affect any stockholder’s ownership percentage or proportionate voting power (subject to the treatment of fractional shares).  The other principal effects of the Reverse Stock Split will be that:

•

the number of issued and outstanding shares of Common Stock will be reduced proportionately based on the final Reverse Stock Split ratio as determined by the Board of Directors;

•

the number of shares reserved for issuance, any maximum number of shares with respect to which equity awards may be granted to any participant and the number of shares and any exercise price subject to awards outstanding under the Company’s equity-based compensation plans will be adjusted proportionately based on the final Reverse Stock Split ratio such that the number of shares reserved for issuance and the number of shares subject to such limits shall be reduced and any applicable exercise price shall be increased; and

•

the Reverse Stock Split will likely increase the number of stockholders who own odd lots (less than 100 shares). Stockholders who hold odd lots may experience an increase in the cost of selling their shares and may have greater difficulty in executing sales.

Although the number of outstanding shares of Common Stock would decrease following the proposed Reverse Stock Split, the Board of Directors does not intend for the Reverse Stock Split to be the first step in a “going private transaction” within the meaning of Rule 13e-3 of the Securities Exchange Act of 1934.

No Fractional Shares

Stockholders will not receive fractional post-Reverse Stock Split shares in connection with the Reverse Stock Split. Instead, resulting fractional shares will be rounded up to the next whole share.

Effect on Registered and Beneficial Stockholders

Upon the Reverse Stock Split, we intend to treat stockholders holding shares of Common Stock in “street name” (that is, held through a brokerage firm, bank, broker-dealer, or other similar organization) in the same manner as registered stockholders whose shares of Common Stock are registered in their names. Brokerage firms, banks, broker-dealers, and other similar organizations will be instructed to effect the Reverse Stock Split for their beneficial holders holding shares of Common Stock in “street name;” however, these organizations may apply their own specific procedures for processing the Reverse Stock Split. If you hold your shares of Common Stock in “street name,” and if you have any questions in this regard, we encourage you to contact your nominee.

Effect on Registered “Book-Entry” Stockholders

The Company’s registered stockholders may hold some or all of their shares electronically in book-entry form. These stockholders will not have stock certificates evidencing their ownership of shares of Common Stock. They are, however, provided with a statement reflecting the number of shares of Common Stock registered in their accounts.

•

If you hold registered shares of Common Stock in book-entry form, you do not need to take any action to receive your post-Reverse Stock Split shares of Common Stock in registered book-entry form.

•

If you are entitled to post-Reverse Stock Split shares of Common Stock, a transaction statement will automatically be sent to your address of record as soon as practicable after the effective time of the Reverse Stock Split indicating the number of shares of Common Stock you hold.

Effect on Registered Certificated Shares

Some registered stockholders hold their shares of Common Stock in certificate form or a combination of certificate and book-entry forms. If any of your shares of Common Stock are held in certificate form, you will receive a transmittal letter from the Company’s transfer agent as soon as practicable after the effective time of the Reverse Stock Split. The transmittal letter will be accompanied by instructions specifying how you can exchange your certificate representing the pre-Reverse Stock Split shares of Common Stock for a statement of holding. When you submit your certificate representing the pre-Reverse Stock Split shares of Common Stock, your post-Reverse Stock Split shares of Common Stock will be held electronically in book-entry form. This means that, instead of receiving a new stock certificate, you will receive a statement of holding that indicates the number of post-Reverse Stock Split shares of Common Stock you own in book-entry form. The Company will no longer issue physical stock certificates.

Beginning at the effective time of the Reverse Stock Split, each certificate representing pre-Reverse Stock Split shares will be deemed for all corporate purposes to evidence ownership of post-Reverse Stock Split shares.

Accounting Consequences

The par value per share of the Common Stock will remain unchanged after the Reverse Stock Split. As a result, on the effective time of the Reverse Stock Split, the stated capital on the Company’s balance sheet attributable to Common Stock will be reduced proportionately based on the final Reverse Stock Split ratio determined by the Board of Directors, from its present amount, and the additional paid-in capital account shall be credited with the amount by which the stated capital is reduced. After the Reverse Stock Split, net income or loss per share, and other per share amounts, will be increased because there will be fewer shares of Common Stock outstanding. In future financial statements, net income or loss per share and other per share amounts for periods ending before the Reverse Stock Split would be recast to give retroactive effect to the Reverse Stock Split.

As described above under “Impact of the Proposed Reverse Stock Split If Effected,” the exercise price of options under the 2013 Plan will be proportionately adjusted based on the final Reverse Stock Split. The Company does not anticipate that any other accounting consequences would arise as a result of the Reverse Stock Split.

No Appraisal Rights

Stockholders will not have dissenters’ or appraisal rights under Delaware corporate law or under the Company’s Certificate of Incorporation in connection with the proposed Reverse Stock Split.

Procedure for Effecting Reverse Stock Split

If the Board of Directors effects the Reverse Stock Split, the Reverse Stock Split will become effective at such time as is specified in the amendment to the Company’s Certificate of Incorporation, which is referred to as the effective time of the Reverse Stock Split. Beginning at the effective time of the Reverse Stock Split, each certificate representing pre-Reverse Stock Split shares of Common Stock will be deemed for all corporate purposes to evidence ownership of post-Reverse Stock Split shares of Common Stock.

Certain U.S. Federal Income Tax Consequences of the Reverse Stock Split

The following discussion is a general summary of certain United States of America (“U.S.”) federal income tax consequences of the Reverse Stock Split that may be relevant to holders of Common Stock that hold such stock as a capital asset for federal income tax purposes. This summary is based upon the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), Treasury regulations promulgated thereunder, administrative rulings and judicial decisions as of the date hereof, all of which may change, possibly with retroactive effect, resulting in U.S. federal income tax consequences that may differ from those discussed below. This discussion does not address all aspects of federal income taxation that may be relevant to such holders in light of their particular circumstances or to holders that may be subject to special tax rules, including, without limitation: (i) holders subject to the alternative minimum tax; (ii) banks, insurance companies, or other financial institutions; (iii) tax-exempt organizations; (iv) dealers in securities or commodities; (v) regulated investment companies or real estate investment trusts; (vi) partnerships (or other flow-through entities for U.S. federal income tax purposes and their partners or members); (vii) traders in securities that elect to use a mark-to-market method of accounting for their securities holdings; (viii) U.S. Holders (as defined below) whose “functional currency” is not the U.S. dollar; (ix) persons holding Common Stock as a position in a hedging transaction, “straddle,” “conversion transaction” or other risk reduction transaction; (x) persons who acquire shares of Common Stock in connection with employment or other performance of services; and (xi) U.S. expatriates. In addition, this summary does not address the tax consequences arising under the laws of any foreign, state or local jurisdiction and U.S. federal tax consequences other than federal income taxation.  If a partnership (including any entity or arrangement treated as a partnership for U.S. federal income tax purposes) holds shares of Common Stock, the tax treatment of a holder that is a partner in the partnership generally will depend upon the status of the partner and the activities of the partnership.

We have not sought, and will not seek, an opinion of counsel or a ruling from the Internal Revenue Service (“IRS”) regarding the U.S. federal income tax consequences of the Reverse Stock Split, and there can be no assurance the IRS will not challenge the statements and conclusions set forth below or that a court would not sustain any such challenge.

EACH HOLDER OF COMMON STOCK SHOULD CONSULT SUCH HOLDER’S TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT TO SUCH HOLDER.

For purposes of the discussion below, a “U.S. Holder” is a beneficial owner of shares of Common Stock that for U.S. federal income tax purposes is: (1) an individual citizen or resident of the U.S.; (2) a corporation (including any entity treated as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the U.S., any state thereof or the District of Columbia; (3) an estate the income of which is subject to U.S. federal income taxation regardless of its source; or (4) a trust, the administration of which is subject to the primary supervision of a U.S. court and as to which one or more U.S. persons have the authority to control all substantial decisions of the trust, or that has a valid election in effect to be treated as a U.S. person. A “Non-U.S. Holder” is a beneficial owner (other than a partnership) of shares of Common Stock who is not a U.S. Holder.

U.S. Holders

A U.S. Holder generally should not recognize gain or loss upon such holder’s exchange of pre-split shares of Common Stock for post-split shares of Common Stock pursuant to the Reverse Stock Split. A U.S. Holder’s aggregate tax basis in the shares of Common Stock received pursuant to the Reverse Stock Split should equal the aggregate tax basis of the shares of Common Stock surrendered, and such U.S. Holder’s holding period in the shares of Common Stock received should include the holding period in the shares of Common Stock surrendered.

Treasury regulations promulgated under the Code provide detailed rules for allocating the tax basis and holding period of the shares of Common Stock surrendered to the shares of Common Stock received pursuant to the Reverse Stock Split. Holders of shares of Common Stock acquired on different dates and at different prices should consult their tax advisors regarding the allocation of the tax basis and holding period of such shares.

Non-U.S. Holders

Non-U.S. Holders who exchange shares of Common Stock pursuant to the Reverse Stock Split generally should be subject to tax in the manner described above under “U.S. Holders.”

STOCKHOLDERS SHOULD NOT DESTROY ANY SHARE CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY CERTIFICATE(S) UNTIL REQUESTED TO DO SO.

ADDITIONAL INFORMATION

“Householding” of Proxy Materials

The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for information statements and annual reports with respect to two or more shareholders sharing the same address by delivering a single information statement and annual report addressed to those shareholders.  This process, which is commonly referred to as “householding,” potentially provides extra convenience for shareholders and cost savings for companies.  The Company and some brokers household proxy materials, delivering a single information statement and annual report to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders.

Once you have received notice from your broker or us that each of us will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate information statement and annual report, or if you are receiving multiple copies of the information statement and annual report and wish to receive only one, please notify your broker if your shares are held in a brokerage account or the Company if you hold registered shares. You can notify us by sending a written request to PwrCor, Inc., 60 East 42nd Street, Suite 4600, New York, New York 10165.

PwrCor, Inc.

By Order of the Board of Directors

/s/ Wallace R. Baker

Wallace R. Baker, Corporate Secretary

February 13, 2018